UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13601

Texas	76-0447780
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7007 Pinemont Drive, Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 986-4444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 29, 2019, Geospace Technologies Corporation (the “Company”) entered into a Sixth Amendment (the “Amendment”) amending its existing Loan Agreement dated September 27, 2013, among the Company, certain domestic subsidiaries of the Company, as guarantors, and Frost Bank, as amended by that certain First Amendment to Loan Agreement dated December 16, 2013, to be effective as of September 27, 2013, that Second Amendment to Loan Agreement dated May 4, 2015, that Third Amendment to Loan Agreement dated May 9, 2017, that Fourth Amendment to Loan Agreement dated October 25, 2017, and that Fifth Amendment to Loan Agreement dated November 8, 2018 (as amended, the “Loan Agreement”). The Amendment altered the unencumbered liquid assets covenant to (a) reduce the minimum threshold from $10,000,000 to $5,000,000 and (b) include unencumbered liquid assets held outside of the United States. The Company and its subsidiaries must maintain unencumbered liquid assets having an aggregate market value of not less than $5 million. The Amendment also added another financial covenant that requires the Company to maintain tangible net worth of not less than $140 million, calculated in the manner referred to in the Amendment. The Amendment also replaced the compliance certificate to give effect to the above. Additionally, pursuant to the Amendment, the Company’s principal place of business and the related real estate, located at 7007 Pinemont Drive, Houston, Texas 77040, was added as collateral securing the Company’s obligations under the Loan Agreement and any related transaction documents.

The above Amendment is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 hereto, which is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Sixth Amendment to Loan Agreement dated March 29, 2019 among Geospace Technologies Corporation, as borrower, certain subsidiaries of Geospace Technologies Corporation, as guarantors, and Frost Bank, as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION
Date: April 1, 2019

	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President, Chief Financial Officer & Secretary